April 10, 2015

MAINGATE MLP FUND

Supplement to the Statement of Additional Information dated March 31, 2015

The following replaces the information for Salvatore Faia and Debra McAdoo that appears on page 22 of the Fund’s Statement of Additional Information.

Salvatore Faia Age: 52	Assistant Compliance Officer since April 2013; Chief Compliance Officer from January 2011 to April 2013	President, Vigilant Compliance Services	N/A	Trustee, EIP Growth & Income Fund
Debra McAdoo Age 58	Secretary since February 2011	CCO and Controller of Chickasaw Capital Management, LLC since October, 2003	N/A	None

Please retain this Supplement with your Statement of Additional Information for future reference.